EXHIBIT 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-159911) and Form S-8 (No. 333-152448) of Vanguard Natural Resources, LLC of our report dated February 10, 2010, relating to the statement of combined revenues and direct operating expenses of the oil and gas properties purchased December 2, 2009 by Vanguard Permian, LLC from private sellers for the year ended December 31, 2008, as previously filed with the Company’s current report on Form 8-K dated February 10, 2010.

We also consent to the reference to us under the caption “Experts” in such Registration Statement on Form S-3.

/s/ Whitley Penn LLP

Fort Worth, Texas
August 6, 2010